SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 14, 2010

FEDFIRST FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

United States	0-51153	25-1828028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Donner at Sixth Street, Monessen, Pennsylvania 15062
(Address of principal executive offices) (Zip Code)

(724) 684-6800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On May 14, 2010, FedFirst Financial Corporation, FedFirst Financial Mutual Holding Company, First Federal Savings Bank and new FedFirst Financial Corporation entered into an Agency Agreement with Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), which will act as financial advisor during new FedFirst Financial’s stock offering and also assist in the marketing of new FedFirst Financial’s common stock during its stock offering.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-165437) filed by new FedFirst Financial Corporation under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2010. For a description of the fees to be paid to Stifel Nicolaus, see “The Conversion and Offering - Marketing Arrangements” in the prospectus.

Item 9.01     Financial Statements and Exhibits.

(d)             Exhibits

Number	Description

1.1
Agency Agreement between FedFirst Financial Corporation, FedFirst Financial Mutual Holding Company, First Federal Savings Bank and new FedFirst Financial Corporation and Stifel, Nicolaus & Company, Incorporated, dated May 14, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDFIRST FINANCIAL CORPORATION

Date: May 19, 2010	By:	/s/ Patrick G. O’Brien
	Name:	Patrick G. O’Brien
	Title:	President and Chief Executive Officer

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